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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  JULY 20, 2004
                                (Date of Report)


                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)


                   MARYLAND                               36-3857664
      (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                 Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                  60606
   (Address of principal executive offices)                 (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Manufactured Home Communities, Inc. press release dated July 20, 2004 "MHC Reports Second Quarter Results".

ITEM 9. REGULATION FD DISCLOSURE

         On July 20, 2004, Manufactured Home Communities, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2004. This information is furnished as Exhibit 99.1 pursuant to Item 12. Disclosure of Results of Operations and Financial Condition, under Item 9 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MANUFACTURED HOME COMMUNITIES, INC.


                                       BY: /s/ Thomas P. Heneghan
                                           ------------------------------------
                                           Thomas P. Heneghan
                                           Chief Executive Officer


                                       BY: /s/ Michael Berman
                                           ------------------------------------
                                           Michael Berman
                                           Vice President and
                                             Chief Financial Officer


DATE: July 20, 2004